UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (date of earliest event reported): October 18, 2005

                   INTERCHANGE FINANCIAL SERVICES CORPORATION
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             (Exact name of registrant as specified in its charter)

                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)

           1-10518                                       22-2553159
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   (Commission File Number)                (I.R.S. Employer Identification No.)

         Park 80 West/Plaza Two, Saddle Brook, New Jersey      07663
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            (Address of principal executive offices)         (Zip Code)

                                 (201) 703-2265
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
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  [  ]  Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

  [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
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  [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.   Entry into a Material Definitive Agreement

         On October 18, 2005, the Board of Directors of Interchange Financial Services Corporation (the "Company") authorized the accelerated vesting of 564,528 stock options, representing all unvested stock options on such date. The number of shares and exercise prices of the options subject to the acceleration are unchanged. The remaining terms for each of the options granted remain the same.

         The accelerated options included 313,875 options held by executive officers as identified in the Company's March 30, 2005 proxy statement, 57,000 options held by non-employee directors and 193,653 options held by other employees. Based on the Company's closing stock price of $15.89 per share on October 18, 2005, 19.5% of the total accelerated options have exercise prices above the closing market price at the time of acceleration of which almost all would have vested by the end of January 2006. All of the accelerated options have exercise prices between $11.33 and $17.64 per share, with a total weighted average exercise price per share of $16.09.

         The Company's decision to accelerate the vesting of these options was part of an on-going review by the Compensation Committee of the Board of Directors of the Company's incentive compensation programs and upcoming changes in the accounting for stock options.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2005               Interchange Financial Services Corporation

                                     By: /s/ Charles T. Field
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                                     Name: Charles T. Field
                                     Title: SVP & Chief Financial Officer